                                 AMENDMENT NO. 9
                         TO SECOND AMENDED AND RESTATED
                      AGREEMENT AND DECLARATION OF TRUST OF
                           AIM COUNSELOR SERIES TRUST

          This Amendment No. 9 (the "Amendment") to the Second Amended and Restated Agreement and Declaration of Trust of AIM Counselor Series Trust (the "Trust") amends, effective March 3, 2009, the Second Amended and Restated Agreement and Declaration of Trust of the Trust dated as of September 14, 2005, as amended (the "Agreement").

          Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

          WHEREAS, the Trust desires to amend the Agreement to add a new portfolio- AIM Core Plus Bond Fund;

          NOW, THEREFORE, the Agreement is hereby amended as follows:

     1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

     2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

     3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

     IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of March 3, 2009.


                                        By: /s/ John M. Zerr
                                            ------------------------------------
                                        Name: John M. Zerr
                                        Title: Senior Vice President

                                    EXHIBIT 1

                                   SCHEDULE A
                           AIM COUNSELOR SERIES TRUST
                         PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO                            CLASSES OF EACH PORTFOLIO
---------                            -------------------------
AIM Core Plus Bond Fund              Class A Shares
                                     Class B Shares
                                     Class C Shares
                                     Class R Shares
                                     Class Y Shares
                                     Institutional Class Shares

AIM Floating Rate Fund               Class A Shares
                                     Class C Shares
                                     Class R Shares
                                     Class Y Shares
                                     Institutional Class Shares

AIM Multi-Sector Fund                Class A Shares
                                     Class B Shares
                                     Class C Shares
                                     Class Y Shares
                                     Institutional Class Shares

AIM Select Real Estate Income Fund   Class A Shares
                                     Class B Shares
                                     Class C Shares
                                     Class Y Shares
                                     Institutional Class Shares

AIM Structured Core Fund             Class A Shares
                                     Class B Shares
                                     Class C Shares
                                     Class R Shares
                                     Class Y Shares
                                     Institutional Class Shares
                                     Investor Class Shares

AIM Structured Growth Fund           Class A Shares
                                     Class B Shares
                                     Class C Shares
                                     Class R Shares
                                     Class Y Shares
                                     Institutional Class Shares

AIM Structured Value Fund            Class A Shares
                                     Class B Shares
                                     Class C Shares
                                     Class R Shares
                                     Class Y Shares
                                     Institutional Class Shares